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                                                                    EXHIBIT 99.1

January 19, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of Form 8-K dated January 19, 1999 of EMB Corporation and are in agreement with the statements contained therein insofar as they relate to our firm.




                                        /s/ CORBIN & WERTZ

                                        CORBIN & WERTZ
                                        Irvine, California